                                                    EXHIBIT 32

                                            SECTION 1350 CERTIFICATIONS

         In connection with the Annual Report of Security Capital Corporation (the "Company") on Form 10-K for
the period ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the
"Report"), I, Frank West, Chief Executive Officer of the Company, certify, to the best of my knowledge and belief, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes Oxley Act of 2002, that:

         1)       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities
                  Exchange Act of 1934; and

         2)       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:    March 15, 2007

                                                              /s/ Frank West
                                                              ----------------------------------
                                                              Frank West
                                                              Chief Executive Officer

         In connection with the Annual Report of Security Capital Corporation (the "Company") on Form 10-K for
the period ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the
"Report"), I, Connie Hawkins, Chief Financial Officer of the Company, certify, to the best of my knowledge and belief, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes Oxley Act of 2002, that:

         3)       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities
                  Exchange Act of 1934; and

         4)       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:    March 15, 2007

                                                              /s/ Connie Hawkins
                                                              ----------------------------------
                                                              Connie Hawkins
                                                              Chief Financial Officer